DIP Lender presentation Settlement Communications Protected by F.R.E. 408 and State Law Analogs September 8, 2020 Settlement Communications Protected by F.R.E. 408 and State Law Analogs | CONFIDENTIAL/SUBJECT TO CLEANSE SPECIAL NOTICE REGARDING MATERIAL NON PUBLIC INFORMATION CONTAINED HEREIN THIS LENDER PRESENTATION MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ITS SECURITIES. BY ACCEPTING THIS LENDER PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. Exhibit 99.2

This Lender Presentation (the "Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of Garrett Motion Inc. (the "Company"), and is being furnished by Citibank, N.A. (the "Arranger") to you in your capacity as a prospective lender (the "Recipient") in considering the proposed credit facility described in the Lender Presentation (the "Facility"). ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGER IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF. Confidentiality As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company or the Facility furnished or communicated to the Recipient by or on behalf of the Company in connection with the Facility (whether prepared or communicated by the Arranger or the Company, their respective advisors or otherwise) and (b) "Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material. The Recipient acknowledges that the Company considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company gives its prior written consent and (ii) any of such information may be disclosed to it, its affiliates, and its and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of this Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of this Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives. The Recipient shall be permitted to disclose the Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization having or claiming to have jurisdiction) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arranger as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process. The Recipient shall have no obligation hereunder with respect to any Evaluation Material to the extent that such information (i) is or becomes generally available to the public other than as a result of a disclosure by the Recipient in violation of this agreement, or (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or is or becomes available to the Recipient on a non-confidential basis from a source other than the Company or its Representatives, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information. In the event that the Recipient of the Evaluation Material decides not to participate in the Facility or transactions described herein, upon request of the Arranger, such Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arranger or represent in writing to the Arranger that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures. Notice To and Undertaking by Recipients

Information The Recipient acknowledges and agrees that (i) the Arranger received the Evaluation Material from third party sources (including the Company) and it is provided to the Recipient for informational purposes, (ii) the Arranger and its affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arranger or any of its affiliates, (iv) neither the Arranger nor any of its affiliates has made any independent verification as to the accuracy or completeness of the Evaluation Material, and (v) the Arranger and its affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information. The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company and the Facility and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facility or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Arranger or any of its affiliates that any Recipient enters into the Facility. The Evaluation Material may include certain forward looking statements and projections provided by the Company. Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events, some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. General It is understood that unless and until a definitive agreement regarding the Facility between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facility by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice. The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Arranger shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arranger with respect to the Evaluation Material and the Internal Evaluation Material and supersedes all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facility, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facility, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material on the date falling one year after the date of the Lender Presentation. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern). Notice To and Undertaking by Recipients continued…

Citibank, N.A. Attention: Shane Azzara September 8, 2020 Ladies and Gentlemen: We refer to the proposed $250 million DIP Facility (the "Facility") for Garrett Motion Inc. (the "Company") that you are arranging at our request, and the Lender Presentation and other marketing materials prepared in connection therewith (collectively, the "Lender Presentation"). We have reviewed or participated in preparing the Lender Presentation and the information contained therein. The Company has reviewed the information contained in the Lender Presentation and represents and warrants to you that the information contained in the Lender Presentation does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading. Any management projections or forward-looking statements included in the Lender Presentation are based on assumptions and estimates developed by management of the Company in good faith and management believes such assumption and estimates to be reasonable as of the date of the Lender Presentation. Whether or not such projections or forward looking statements are in fact achieved will depend upon future events, some of which are not within the control of the Company. Accordingly, actual results may vary from the projections and such variations may be material. The projections included in the Lender Presentation should not be regarded as a representation by the Company or its management that the projected results will be achieved. We request that you distribute the Lender Presentation to such financial institutions as you may deem appropriate to include in the Facility. We agree that we will rely on, and that you are authorized to rely on, the undertakings, acknowledgments and agreements contained in the Notice to and Undertaking by Recipients accompanying the Lender Presentation or otherwise acknowledged by recipients of the Lender Presentation. Yours sincerely, /s/ Sean Deason Sean Deason Chief Financial Officer Garrett Motion Inc. Company Authorization Letter

Presenters & Agenda Transaction Overview Business & Financial Update Sean Deason Alexander Svoyskiy Shane Azzara Chief Financial Officer Garrett Motion Managing Director Perella Weinberg Partners Managing Director Citi

Transaction Overview After a comprehensive review of its strategic alternatives, Garrett Motion, Inc. (“Garrett” or the “Company”) is contemplating a possible sale of the Company pursuant to a pre-arranged chapter 11 plan of reorganization that will substantially reduce leverage Although no decision has been made yet, Garrett’s planning for this transaction is advanced The Company expects to finalize a stock and asset purchase agreement (“SAPA”) with the buyer and a restructuring support agreement (“RSA”) with its lenders, and be prepared to file as early as this weekend (September 12 or 13) Plan confirmation and closing of the sale are targeted for January 2021 Cash proceeds of the sale are sufficient to repay the DIP facility (below) and all pre-petition secured debt in full at closing However, Garrett does not believe a sale transaction that pays funded debt in full can be implemented at this time other than in a pre-arranged chapter 11 case Parties contacted in the strategic review process expressed an interest in purchasing the business only through a pre-arranged Chapter 11 filing which would allow Garrett to be sold “free and clear” of legacy liabilities and its existing balance sheet The Company is looking for lenders to participate in a 250 million DIP term loan facility for the proposed Chapter 11 filing The DIP facility will prime the existing pre-petition secured debt Syndication of the facility will commence of September 8th and commitments will be due by end of day New York time on September 10th Existing lenders that wish to participate in the DIP will also be required to enter into the RSA In the RSA, the lenders will consent to the priming of pre-petition secured debt and agree to support the sale by voting in favor of the plan of reorganization

Settlement Communications Protected by F.R.E. 408 and State Law Analogs | CONFIDENTIAL/SUBJECT TO CLEANSE

Garrett
ADVANCING MOTION

Summary of Proposed Plan of Reorganization

($ in millions)

	AMOUNT OUTSTANDING	PROPOSED TREATMENT
DIP Financing	$250	▪ Fully repaid at emergence
Revolver	$370[2]	▪ Repaid in full at emergence ▪ Claim amount to include pre-petition principal and all accrued and unpaid non-default interest through the effective date
Term Loan A	$297[3]	▪ Repaid in full at emergence ▪ Claim amount to include pre-petition principal and all accrued and unpaid non-default interest through the effective date
Term Loan B (EUR & US)	$780[3]	▪ Repaid in full at emergence ▪ Claim amount to include pre-petition principal and all accrued and unpaid non-default interest through the effective date
Senior Unsecured Notes	$413[3]	▪ Cash payment at exit in an amount equal to 90% of claim amount (no make-whole or post-petition interest)
General Unsecured Claims	TBD	▪ Assumed in connection with the sale or, if not assumed, paid to the extent of available proceeds based on the ASASCO Proceeds Waterfall or the US Sale Proceeds Waterfall
Pension Obligations	TBD	▪ Assumed in connection with sale
Honeywell Indemnity and MTT Obligations	Disputed	▪ Not assumed; allowance disputed ▪ To the extent allowed, paid to the extent of available proceeds after giving effect to indemnity subordination and estate's affirmative claims
Existing Equity	NA	▪ Receive recovery based on excess proceeds available after payment of creditors

Notes: (1) Based on preliminary analysis
(2) As of September 2, 2020
(3) Adjusted for EURUSD rate of 1.180 as of 9/4/2020; per FactSet

Copyrights © 2020 Garrett Motion Inc.

6

Settlement Communications Protected by F.R.E. 408 and State Law Analogs | CONFIDENTIAL/SUBJECT TO CLEANSE

Garrett
ADVANCING MOTION

Current Transaction Target Timeline

Key Transaction Target Dates

- Launch DIP syndication: September 8
- DIP Commitments Due: September 10
- Signing of SAPA: September 12 ("T")
- Petitions filed: September 13 (T+1)
- Motion for approval of bidding protections: September 14 (T+2)
- Court approval of interim DIP order: September 18 (T+6)
- Court approval of bidding protections: October 12 (T+30)
- Motion for approval of disclosure statement: October 19 (T+35)[(1)]
- Filing plan of reorganization: October 19 (T+35)[(1)]
- Court approval of final DIP order: October 23 (T+41)
- Court approval of disclosure statement: December 1 (T+80)
- Court approval of sale and confirmation order: January 11 (T+120)[(1)]
- Closing: February 9 (T+150)

Illustrative Timeline

AUGUST 2020

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

SEPTEMBER 2020

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

OCTOBER 2020

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

NOVEMBER 2020

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

DECEMBER 2020

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

JANUARY 2021

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

FEBRUARY 2021

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28						

Key Date US Holiday

Copyrights © 2020 Garrett Motion Inc.

Notes: (1) Adjusted for dates that fall on weekends

7

DIP Financing

DIP Transaction Overview At Interim Order  ($ in millions) Sources NEW DIP Term Loan $100 Total $100 Uses   Cash to Balance Sheet $100 Total $100 Pro Forma Capitalization Sources and Uses Transaction Overview At Final Order  ($ in millions) Sources   DIP Facility $150 Total $150 Uses   Cash to Balance Sheet $145 Estimated Transaction Costs 5 Total $150 DIP Financing: $250 million DIP Term Loan Drawn Pricing: L + 350 bps; 1% LIBOR Floor $100 million available at interim order Maturity 6 months, with an option for a 3 month extension Use of Proceeds Costs, premiums, fees and expenses related to the Chapter 11 Cases, adequate protection payments, general corporate and operational needs Notes:(1)Starting balance per DIP Budget projections (2)Adjusted to US Dollars at 1.180 EURUSD; per FactSet as of 9/4/2020

  Terms Borrower Garrett Motion Inc. Guarantors: All current guarantors under the pre-petition credit facility, including all material non-US subsidiaries, will be debtors and guarantors under the DIP facility, subject to guarantee and security principles for non-US guarantors (as for existing facility) Security: To be secured by a priming first lien on collateral for the credit facility, subject to guarantee and security principles for non-US collateral, with super-priority administrative expense status for US collateral Facility: $250 million DIP term loan facility DIP Agent: Citi Use of Proceeds: General corporate and operational needs Proceeds go to cash on the balance sheet No paydown of pre-petition debt outstanding Costs, premiums, fees and expenses related to the Chapter 11 Cases Adequate Protection Payments Tenor: The earlier of 6 months after the petition and the emergence from Chapter 11 Extension Option: Option for a 3 month extension, subject to a 50 bps fee Drawn Pricing: L + 350; LIBOR Floor of 1.00% OID: 99.5 Amortization: None Interim Funding Amount: To be agreed Financial Covenant: None Reporting: DIP budget and 13-week cash flows Affirmative & Negative Covenants: Usual and customary Ratings Requirement: Commercially reasonable efforts to obtain a rating by an agreed upon date Milestones: Substantially consistent with those agreed in SAPA Conditions Precedent: Usual and customary, including no further draws on the existing Cash Flow Revolver as of September 2, 2020 DIP Term Sheet

Preliminary DIP Forecast Note: Preliminary estimates. Does not include impact of litigation trust funding or exit financing fees

Key DIP Financing Forecast Assumptions Topic Assumption Forecast Company’s base cash forecast adjusted for Ch. 11 costs and assumed operational impacts of the case Consolidated GTX cash flows and liquidity Weekly forecast through Nov. 2020 and monthly through Jan 2021 Petition Date / Case Duration Petition date during the week ending Sept. 19, 2020 The forecast assumes an approx. 4.5 month case, emerging by the end of Jan. 2021 DIP $250MM DIP facility structured as a TL $100MM drawn at filing and additional $150MM drawn 30 days later Libor floor (1%) + 3.5% interest on drawn balances; paid monthly 1% financing fee at placement ($2.5mm) 0.5% upfront fee structured as original issue discount ($1.25mm) Cash Collateral Continued use of cash collateral during the case Trade Disbursements Uninterrupted payments to vendors as invoices come due (assumes authority to make payments granted through first day motions) Collections Collections based on open A/R and revenue forecasts, reflecting customer payment terms Advisor Fees Includes estimated monthly and transaction fees related to the sale and restructuring for advisors Pre-Petition Debt Continue to make all scheduled interest and amortization payments on term loans and pre-petition RCF at non-default rates Intercompany Assumes intercompany trade relationships and cash pools continue uninterrupted Factoring/P-notes Uninterrupted access to factoring (BNP) and discounting facilities

Financial Update(1)(2) Notes: (1)Assumes full elimination of the Honeywell obligations and an illustrative pro forma capital structure (2)Quarterly financials for Q3 and Q4 2020 don’t fully match the DIP budget due to timing variances

Revenue by Geography(1) Revenue by Product Line(1) Revenue by Customer(1) Strong Growth and Profitability Supported by Turbo Penetration and Market Outgrowth Notes:(1)Based on 2019A Net Sales (2)Others includes Caterpillar, FPT Industrial, GM, Hino, Weichai Power, and Others Revenue Evolution Revenue Adj. EBITDA Margin % Strong Financial Track Record and Business Outlook (2)

Adj. EBITDA Adj. EBITDA Margin % Summary Adj. EBITDA and Capital Expenditures Adj. EBITDA (1) Capex (1) Notes:(1)Spin-off date: 01-Oct-2018; 2018 10-K includes GTX specific capex from 2016 – 2018 Strong Financial Results Amid Challenging Market Conditions and Further Improvement Expected

Expecting Return to Pre-Crisis Volumes by 2023, Driven by CHN & NA Regaining Pre-Crisis Volumes ‘23 Regional Market Outlook NA EUR CHN Global production (M units) forecast forecast GTX most conservative than IHS short-term, but aligned 2022+ GTX view by end market, i.e. reflecting inventory changes and net exports GTX NA volume driven by US imports GTX plan conservative with an approx. 27% year on year LV production volume drop in 2020 GTX plan conservative with an approx. 31% production volume drop in 2020 EUR downturn deep in both cases but aligning to IHS 2023+ GTX plan conservative with production volume fall of approx. 16% in 2020 CHN team expecting slow-down in macro growth De-globalization shift from export-led to domestic consumption driven economy July BP (% of 2019) -23% -14% -5% -1% +2% -29% -11% -2% +1% +2% -3% -1% -7% -19% -31% -3% -1% -5% -10% -15% Light Vehicle Industry Outlook

Settlement Communications Protected by F.R.E. 408 and State Law Analogs | CONFIDENTIAL/SUBJECT TO CLEANSE

Garrett
ADVANCING MOTION

Light Vehicles (LV): Global Turbo Penetration and Garrett Volume Assumptions

Industry Engines

In mio. units


-25%
+15%
88,5
66,2
76,2
83,9
87,8
90,4
+2%
82%
11%
6%
2019
2020
2021
2022
2023
2024
LVG
LVD
BEV/FC

Commentary

- 2019 light vehicle industry volumes regained by 2024
- Continued light vehicle Diesel mix -% drop, albeit slower than 2017-19

Turbo Industry

In mio. units


-19%
+15%
41,7
33,7
38,8
43,0
45,0
46,9
+12%
2019
2020
2021
2022
2023
2024

	2019	2020	2021	2022	2023	2024
LVG Turbo Penetration	38%	44%	45%	47%	48%	49%
LVD Turbo Penetration	96%	97%	98%	98%	99%	99%

Commentary

- Turbo industry outgrowing light vehicle industry due to growing gasoline turbo penetration
- Growing gasoline turbo penetration driven by downsizing/rightsizing of gasoline engines, especially in China, Europe and Asia

GTX Turbo Volumes

In mio. units


-20%
+23%
10,5
8,4
10,3
2019
2020
2021

Commentary

- Increased volumes across product lines, but most pronounced in gasoline
- Increases in volumes enabled by differentiated technology and cost position, customer relationships and global footprint

Source: IHS July Release
Note: Analysis does not include CV or Aftermarket volumes

Copyrights © 2020 Garrett Motion Inc.

Garrett Outpacing Industry Growth

17

Settlement Communications Protected by F.R.E. 408 and State Law Analogs | CONFIDENTIAL/SUBJECT TO CLEANSE

Commercial Vehicles (CV): Global Turbo Penetration and Garrett Volume Assumptions

Garrett
ADVANCING MOTION

Industry Engines

In mio. units



9,0
6,8
7,5
8,1
8,4
8,7
-24%
+11%
-3%
2019
2020
2021
2022
2023
2024
CV

Turbo Industry

In mio. units



6,1
4,6
4,9
5,4
5,8
6,1
-25%
+8%
+1%
2019
2020
2021
2022
2023
2024

	2019	2020	2021	2022	2023	2024
CV Turbo Penetration	68%	67%	65%	67%	68%	71%

GTX Turbo Volumes

In mio. units



1,4
1,1
1,1
-23%
+7%
2019
2020
2021

Commentary

- CV industry not expected to regain 2019 volumes over forecast period => potential for recovery to be more V-shaped

Commentary

- Turbo penetration, esp. in Off-Highway, expected to grow modestly as more emerging markets are adopting Tier-4f or equivalent regulations

Commentary

- Recovery in line with expected recovery of Turbo market

Source: IHS July Release
Note: Analysis does not include LV or Aftermarket volumes

Copyrights © 2020 Garrett Motion Inc.

18

Strong Free Cash Flow Generation Expected in 2021 Onwards Adj. EBITDA and % Margin Adj. EBITDA Adj. EBITDA Margin % Free Cash Flow(1) Free Cash Flow Free Cash Flow Profile 6+6 Plan Estimated Chapter 11 CF Impact(2) Source:Company projections, subject to ongoing review Note:(1)Defined as Cash from Operations (Adj. EBITDA – Δ in NWC – Cash Interest – Taxes – Other Cash from Operations and Chapter 11 Fees) less Capex and excluding indemnity obligation payments made during FY2020 (2) Based on the 13-week cash forecast that includes bankruptcy-related adjustments

Summary Financial Statements (Annual) Source:Company projections, subject to ongoing review Note:(1)Total Revenue less Total Material Costs

Summary Financial Statements (Quarterly) Source:Company projections, subject to ongoing review Note:(1)Total Revenue less Total Material Costs

Summary Balance Sheet Note:(1)For illustrative purposes assumes new pro forma debt of $1.1 billion (1)

Adjusted EBITDA Walk-Down Source:Company projections, subject to ongoing review Note:(1)Inclusive of Homer charges

Disclosure This presentation contains forward-looking statements that reflect, when made, the Company's current estimates with respect to current events, certain investments and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company's operations and business environment, which may cause the actual results of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Company's strategies or expectations are forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation our statements regarding our anticipated financial performance, expectations regarding global automotive demand, anticipated growth of our gasoline business, trends in foreign exchange rates, the anticipated impact of the novel coronavirus (“COVID-19”) pandemic on our business, results of operations and financial position, estimated payments to Honeywell, and projections regarding our technology solutions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in our annual report on Form 10-K for the year ended December 31, 2019, as updated by our quarterly report on Form 10-Q for the three months ended March 31, 2020, as well as our other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Non-GAAP Financial Measures This presentation includes EBITDA, Adjusted EBITDA, Net to Consolidated EBITDA ratio, Consolidated Debt to Consolidated EBITDA ratio, Adjusted Free Cash Flow, Consolidated EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Earnings Per Share (“EPS”), Cash flow from operations minus capital expenditures, Free Cash Flow, Adjusted Free Cash Flow Conversion, constant currency sales growth and other financial measures not compliant with generally accepted accounting principles in the United States (“GAAP”). The Non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix containing Non-GAAP Reconciliations and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. Garrett believes that Adjusted EBITDA, Adjusted EBITDA Margin and Consolidated EBITDA are important indicators of operating performance because they exclude the effects of income taxes and certain other items, as well as the effects of financing and investing activities by eliminating the effects of interest and depreciation expenses and therefore more closely measures our operational performance. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. For additional information, see our annual report on Form 10-K for the year ended December 31, 2019 and our quarterly report on Form 10-Q for the three months ended March 31, 2020.